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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 2, 2004

FIRST WASHINGTON FINANCIALCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-32949	52-2150671
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

US Route 130 & Main Street
Windsor, New Jersey	08561
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (609) 426-1000

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Item 7. Exhibits.

(c)	The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release announcing declaration of stock dividend.

     The information furnished in this report, including the exhibit to the Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST WASHINGTON FINANCIALCORP.
(Registrant)

Dated: August 3, 2004	By: /s/ C. HERBERT SCHNEIDER
C. HERBERT SCHNEIDER
President and Chief Executive Officer

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EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99.1	Press Release released August 2, 2004 announcing the Registrant’s declaration of a stock dividend.	5